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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


          Date of Report (Date of earliest event reported): May 9, 2000



                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                        0-16421                      52-1518642
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1. THROUGH 4. NOT APPLICABLE.

ITEM 5.             OTHER EVENTS.

      On May 9, 2000, Provident Bankshares Corporation issued a press release announcing the pending sale of its "Fast 'n Friendly" check cashing network to Dollar Financial Group, Inc. A copy of the press release is attached as an Exhibit hereto.

ITEM 6.     NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            a.    Financial Statements of Businesses Acquired.
                  Not Applicable

            b.    Pro forma Financial Information.
                  Not Applicable

            c. Exhibits: The following Exhibits are filed as part of this report:


     EXHIBIT NO.                       DESCRIPTION
     -----------                       -----------

        99.1 Press release regarding the pending sale of the Company's "Fast 'n Friendly" check cashing network to Dollar Financial Group, Inc.


ITEM 8.     NOT APPLICABLE.

ITEM 9.     NOT APPLICABLE.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROVIDENT BANKSHARES CORPORATION


                                  By: /s/ Peter M. Martin
                                      ------------------------------------------
                                      Peter M. Martin
                                      Chairman of the Board, President and Chief
                                      Executive Officer


Date: May 10, 2000




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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

      99.1 Press release regarding the pending sale of the Company's "Fast 'n Friendly" check cashing network to Dollar Financial Group, Inc.








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